UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

MSCI Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center,	250 Greenwich Street, 49th Floor,	New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(212) 804-3900
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
MSCI Inc. (the “Company”) held its annual meeting of stockholders on April 25, 2023 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 80,063,020 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors

Director	For	Against	Abstain	Broker Non-Vote
Henry A. Fernandez	67,458,859	2,383,296	565,654	3,405,019
Robert G. Ashe	70,065,588	126,386	215,835	3,405,019
Wayne Edmunds	70,051,284	141,340	215,185	3,405,019
Catherine R. Kinney	68,734,127	1,459,048	214,634	3,405,019
Robin Matlock	70,043,467	149,214	215,128	3,405,019
Jacques P. Perold	70,070,257	122,318	215,234	3,405,019
C.D. Baer Pettit	69,660,373	533,774	213,662	3,405,019
Sandy C. Rattray	69,423,178	769,702	214,929	3,405,019
Linda H. Riefler	66,844,681	3,349,296	213,832	3,405,019
Marcus L. Smith	69,517,656	674,886	215,267	3,405,019
Rajat Taneja	70,099,695	92,558	215,556	3,405,019
Paula Volent	70,095,467	98,055	214,287	3,405,019

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by non-binding vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
68,958,260	1,230,704	218,845	3,405,019

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Recommendation, by non-binding vote, on the frequency of advisory votes to approve the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
69,827,553	6,595	454,678	118,983	3,405,019

Based on the voting results of Proposal 3, the Company will hold future advisory votes to approve the Company’s executive compensation every year until the occurrence of the next required advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation.

(d)	Proposal 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2023.

For	Against	Abstain
73,234,762	369,119	208,947

The foregoing Proposal 4 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 27, 2023	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer